                                                                    EXHIBIT 4.35


________________________________________________________________________________


                                FIRST AMENDMENT

                                       TO

                     TRUST INDENTURE AND SECURITY AGREEMENT

                          Dated as of October 1, 1995


                                    between


                           SHAWMUT BANK CONNECTICUT,
                             NATIONAL ASSOCIATION,
                       in its individual capacity only as
                         expressly set forth herein and
                       otherwise solely as Owner Trustee


                                      and


                           WILMINGTON TRUST COMPANY,
                              as Indenture Trustee



                       One Boeing 737-3H4 Aircraft N604SW
                             Southwest Airlines Co.
                     Series 1995 Trust N604SW Certificates
                     (Southwest Airlines 1995 Trust N604SW)


________________________________________________________________________________

                               FIRST AMENDMENT TO
                     TRUST INDENTURE AND SECURITY AGREEMENT


         THIS FIRST AMENDMENT TO TRUST INDENTURE AND SECURITY AGREEMENT dated as of October 1, 1995 (this "Amendment") between SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION, in its individual capacity only as expressly set forth herein and otherwise solely as Owner Trustee under that certain Trust Agreement establishing the Southwest Airlines 1995 Trust N604SW and dated as of August 1, 1995 (in such capacity, the "Owner Trustee") and WILMINGTON TRUST COMPANY, as Indenture Trustee (the "Indenture Trustee"), amends that certain related Trust Indenture and Security Agreement dated as of August 1, 1995 (the "Original Indenture") between the Owner Trustee and the Indenture Trustee (the Original Indenture, as supplemented by Trust Agreement and Trust Indenture and Security Agreement Supplement dated August 25, 1995 by the Owner Trustee, relating to the aircraft having U.S. registration number N604SW, being referred to herein as the "Indenture"),

                             W I T N E S S E T H :

         WHEREAS, except as otherwise defined in this Amendment, the capitalized terms used herein shall have the meanings attributed thereto in the Indenture;

         WHEREAS, a counterpart to the Indenture was recorded by the Federal Aviation Administration on September 15, 1995 and assigned Conveyance No. Z96923;

         WHEREAS, the Owner Trustee has agreed to refinance the Series SWA 1995 Trust N604SW-I Certificates with Series 1995 Trust N604SW Certificates; and

         WHEREAS, in order to effect such refinancing, the Owner Trustee and the Indenture Trustee have agreed to amend the Indenture as provided for below;

         NOW THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto agree as follows:

         Section 1. Amendments to the Indenture. The Indenture is, effective as of the date hereof, hereby amended as follows:

                 (a)      The definitions of "Business Day" and "Holder" in
         Section 1.01(b) of the Indenture are amended in their entirety to read as follows:

                          "Business Day" means any day other than a Saturday or
                 Sunday or a day on which commercial banks are required or authorized to close in the City of Dallas, Texas; New York, New York; or the city and state in which (i) so long as any Certificates shall be Outstanding, each of the Indenture Trustee and the Pass Through Trustee and (ii) thereafter, the Owner Trustee, has its principal place of business; or the city and state in which the Indenture





                TRUST INDENTURE AND SECURITY AGREEMENT [N604SW]

                 Trustee, the Pass Through Trustee or the Owner Trustee, as the case may be, receives and disburses funds.

                          "Holder" or "Certificate Holder" means a Person in
                 whose name a Certificate is registered on the Register including, so long as it holds a Series SWA 1995 Trust N604SW Certificate, the Pass Through Trustee.

                 (b) The following new definitions are inserted in Section 1.01(b) of the Indenture after the definition of "Owner Trustee":

                          "Pass Through Certificates" means any of the Pass
                 Through Certificates issued pursuant to the Pass Through Trust Agreements.

                          "Pass Through Trust" means each pass through trust
                 created pursuant to the Pass Through Trust Agreements.

                          "Pass Through Trust Agreements" means the Pass
                 Through Trust Agreement dated as of February 1, 1993, between the Company and the Pass Through Trustee, as supplemented by the two Trust Supplements Nos. 1995-A3 and 1995-A4 each dated as of October 1, 1995, as the same may from time to time be further amended, supplemented or otherwise modified.

                          "Pass Through Trustee" means Wilmington Trust Company
                 in its capacity as trustee under each Pass Through Trust Agreement, and such other Person that may from time to time be acting as successor trustee under any such Pass Through Trust Agreement.

                 (c) The first sentence of Section 6.02 of the Indenture is amended by adding at the end thereof ", in respect of any Certificate, if such purchase or redemption is effected prior to the Premium Termination Date in respect of such Certificate".

                 (d) The first sentence of Section 9.09 of the Indenture is amended by substituting the reference "49 U.S.C. Section 40102(a)(15)(C)" for the words "Section 101(16) of the Federal Aviation Act" at the end of such sentence.

                 (e) Subparagraph (ii) of Section 10.01(a) of the Indenture is amended by inserting the words "of cash and/or Government Obligations" between the words "an amount" and "sufficient to discharge such indebtedness" therein.

                 (f) Subparagraph E of Section 10.05 of the Indenture is amended in its entirety to read as follows:

                          "E.  the Owner Trustee shall have delivered to the
                 Defeasance Trustee, the Indenture Trustee and the Certificate Holders an Officers' Certificate and an Opinion of Counsel (1) to the effect that there has been published by the





                TRUST INDENTURE AND SECURITY AGREEMENT [N604SW]

                 Internal Revenue Service a ruling, or (2) since the date of this Agreement that there has been a change in or clarification of the applicable Federal income tax law, in either case to the effect that Holders will not recognize income, gain or loss for Federal income tax purposes as a result of the exercise by the Owner Trustee of its option under Section 10.01(a)(iii) and will be subject to Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such option had not been exercised; and".

                 (g) Subparagraph (3) of Section 11.06(b) is amended by deleting therefrom the reference to "15(f), 15(g), 15(h)."

                 (h) Inasmuch as Break Amount is relevant only with respect to the Series SWA 1995 Trust N604SW-I Certificates, which are to be refinanced, the second paragraph of Section 15.05(b) (containing the definition of Break Amount) is hereby deleted, and all other references to Break Amount in the Indenture or any other Operative Agreement shall have no further force or effect.

                 (i) Exhibits A-1, A-2, B, B-1 and B-2 to the Indenture are replaced in their entirety by Exhibits A-1, A-2, B, B-1 and B-2 hereto. Said revised Exhibits B, B-1 and B-2 shall, for all purposes, be deemed to have been, and are, completed in accordance with Article 15 of the Indenture.

         Section 2. Lease Amendment. As of the date hereof, the Lessee and the Owner Trustee are entering into First Amendment to Sale and Lease Agreement (the "Lease Amendment") to the Sale and Lease Agreement dated as of August 1, 1995 relating to the Aircraft, which Sale and Lease Agreement (together with Sale and Lease Agreement Supplement No. One, dated August 25, 1995 thereto) was recorded with the Federal Aviation Administration on September 15, 1995 and assigned Conveyance No. Z96924. The Lease Amendment is attached hereto and, without limiting the generality of the Granting Clause of the Indenture, is covered by the Lien of the Indenture and is made part of the Indenture Estate.

         Section 3. Amendment and Incorporation by Reference. This Amendment is and shall be construed as an amendment and supplement to the Indenture and shall form a part thereof, and the Indenture is hereby incorporated herein by reference and is hereby ratified, approved and confirmed.

         Section 4. GOVERNING LAW. THIS AMENDMENT IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         Section 5. Execution in Counterparts. This Amendment may be executed by the Owner Trustee and the Indenture Trustee in separate counterparts, each of which when so





                TRUST INDENTURE AND SECURITY AGREEMENT [N604SW] executed and delivered is an original, but all such counterparts shall together constitute but one and the same instrument.





                TRUST INDENTURE AND SECURITY AGREEMENT [N604SW]

                 IN WITNESS WHEREOF, the Owner Trustee and the Indenture Trustee have caused this Amendment to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written.

                                        SHAWMUT BANK CONNECTICUT,
                                        NATIONAL ASSOCIATION,
                                        in its individual capacity
                                        only as expressly set forth
                                        herein and otherwise solely as
                                        Owner Trustee



                                        By: /s/ PHILIP G. KANE, JR.
                                            Corporate Trust Officer



                                        WILMINGTON TRUST COMPANY,
                                        not in its individual
                                        capacity, except as otherwise
                                        expressly provided herein,
                                        but solely as Indenture Trustee



                                        By: /s/ DAVID A. VANASKEY, JR.
                                            Senior Fiancial Services Officer





                TRUST INDENTURE AND SECURITY AGREEMENT [N604SW]

                                                                  Exhibit A-1 to
                                                              First Amendment to
                                                             Trust Indenture and
                                                              Security Agreement


         Form of Series SWA 1995 Trust N604SW Installment Certificates


$______________                                                 No._____________

                                                     Dated as of August 25, 1995


                    SERIES SWA 1995 TRUST N604SW CERTIFICATE

                           SHAWMUT BANK CONNECTICUT,
                              NATIONAL ASSOCIATION
                         Not in its Individual Capacity
                          but Solely as Owner Trustee
                           Under the Trust Agreement
                           Dated as of August 1, 1995

                   Issued in connection with Aircraft N604SW
                                   Leased to
                             SOUTHWEST AIRLINES CO.

INTEREST RATE                                                      MATURITY DATE

_______________                                           _______________, _____


                 SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION, not in its individual capacity, but solely as owner trustee (the "Owner Trustee") under that certain Trust Agreement dated as of August 1, 1995, between the Owner Trustee in its individual capacity and the institution referred to therein as the "Owner Participant" relating to the Aircraft (herein as such Trust Agreement may be amended or supplemented from time to time called the "Trust Agreement"), for value received, hereby promises to pay to _______________ or registered assigns the principal sum of ______________ Dollars in installments on each Installment Payment Date as set forth herein with the final installment due and payable on the Maturity Date specified above and to pay interest on the principal amount remaining unpaid from time to time at the rate per annum specified above from October 4, 1995 or from the most recent date to which interest has been paid or duly provided for, semiannually, on January 1 and July 1 in each year, commencing January 1, 1996, until the principal hereof is paid or made available for payment in full. All amounts payable by the Owner Trustee hereunder and under the related Trust Indenture and





                TRUST INDENTURE AND SECURITY AGREEMENT [N604SW]
                                     A-1-1

Security Agreement dated as of August 1, 1995, as supplemented and amended by Trust Agreement and Trust Indenture and Security Agreement Supplement dated August 25, 1995 and First Amendment to Trust Indenture and Security Agreement dated as of October 1, 1995 (as further amended or supplemented from time to time referred to herein as the "Indenture", the defined terms therein not otherwise defined herein being used herein with the same meanings), by and among the Owner Trustee and Wilmington Trust Company, as Indenture Trustee thereunder, shall be made only from the income and proceeds of the Indenture Estate and the other amounts referred to in Section 3.03 of the Indenture. Each Holder hereof, by its acceptance of this Certificate, agrees that (a) it will look solely to the income and proceeds of the Indenture Estate and the other amounts referred to in Section 3.03 of the Indenture for payment of such amounts, to the extent available for distribution to the Holder hereof as provided in the Indenture and (b) neither the Owner Trustee, the Owner Participant nor the Indenture Trustee is or shall be personally liable to the Holder hereof for any amount payable hereunder or under the Indenture or, except as provided in the Indenture, for any liability under the Indenture.

                 Any amount of interest or principal (including any Installment Payment Amount) payable hereunder which is not paid when due shall, to the maximum extent permitted by law, bear interest from the due date thereof until the date of payment at an interest rate equal to the interest rate specified above plus 2% per annum. Any other amounts payable to the Holder hereof hereunder (including, without limitation, Premium) or under the Indenture which is not paid when due shall bear interest from the due date thereof, until the date of payment at an interest rate equal to the Overdue Rate. All computations of interest hereunder shall be calculated on the basis of a year of twelve 30-day months.

                 The interest or Installment Payment Amount (other than that payable on the Maturity Date hereof) so payable, and punctually paid or duly provided for, on the applicable Interest Payment Date or Installment Payment Date, as the case may be, will, as provided in the Indenture, be paid to the Person in whose name this Certificate (or one or more predecessor Certificates) is registered at the close of business on the Record Date for payment of such interest or Installment Payment Amount, which shall be the fifteenth day (whether or not a Business Day) next preceding such Interest Payment Date or Installment Payment Date, as the case may be. Any such interest or Installment Payment Amount not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder hereof on such Record Date (or to the Person in whose name this Certificate is registered upon issuance) and may be paid to the Person in whose name this Certificate (or one or more predecessor Certificates) is registered at the close of business on a Special Record Date for the payment of such Defaulted Installment or Defaulted Interest to be fixed by the Indenture Trustee, notice whereof shall be given to Holders of Certificates entitled thereto not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Certificates may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.





                TRUST INDENTURE AND SECURITY AGREEMENT [N604SW]
                                     A-1-2

                 Payment of the principal of, Premium, if any, and interest on this Certificate will be made at the principal corporate trust office of the Indenture Trustee, or the office or agency maintained by the Indenture Trustee for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest and Installment Payment Amounts (other than that payable on the Maturity Date hereof) may be made at the option of the Indenture Trustee or the Paying Agent by check mailed on or before the due date to the address of the Holder entitled thereto as such address shall appear on the Register.

                 This Certificate shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose unless this Certificate has been executed on behalf of the Owner Trustee by the manual or facsimile signature of any authorized officer of the Owner Trustee, and authenticated by the Indenture Trustee by the manual signature of an authorized officer or signatory of the Indenture Trustee, in each case as specified in Section 2.02 of the Indenture.

                 Reference is made to the Indenture and all supplements and amendments thereto (copies of which are on file with the Indenture Trustee at its principal corporate trust office) for a more complete statement of the terms and provisions thereof, including a statement of the properties thereby conveyed, pledged and assigned, the nature and extent of the security, the respective rights thereunder of the Owner Trustee, the Indenture Trustee and the Holders of the Certificates, the terms upon which the Certificates are, and are to be, executed and delivered, and the terms upon which the Certificates may be redeemed as well as for a statement of the terms and conditions of the trust created by the Indenture, to all of which terms and conditions in the Indenture each Holder hereof agrees by its acceptance of this Certificate.

                 On each Installment Payment Date, the Holder hereof will receive a payment of principal equal to the Installment Payment Percentage for such Installment Payment Date multiplied by the initial principal amount of this Certificate which is set forth herein, all as shown on Exhibit A hereto.

                 As more fully provided in the Indenture, the Certificates are subject to redemption on not less than 30 nor more than 60 days' notice by mail, under the circumstances set forth in the Indenture, at a Redemption Price equal to the unpaid principal amount thereof, Premium, if any, plus accrued interest thereon to the Redemption Date.

                 If an Indenture Event of Default shall occur and be continuing, the principal of the Certificates may be declared due and payable in the manner and with the effect provided in the Indenture. If, and only if, such an Indenture Event of Default constitutes a Lease Event of Default by the Company under the Lease, the Indenture Trustee may, to the exclusion of the Owner Trustee, exercise one or more of the remedies of the Owner Trustee provided in the Lease. Such remedies include (but are not limited to) the right to repossess and use or operate the Aircraft, to sell or relet the Aircraft free and clear of the





                TRUST INDENTURE AND SECURITY AGREEMENT [N604SW]
                                     A-1-3

Company's rights and retain the proceeds and to require the Company to pay as liquidated damages (i) any unpaid Interim Rent or Basic Rent plus an amount equal to the excess of the Stipulated Loss Value of the Aircraft over the aggregate fair market rental value thereof for the remainder of the term for the Aircraft, (ii) any unpaid Interim Rent or Basic Rent plus the excess of the Stipulated Loss Value of the Aircraft over the fair market sales value thereof or (iii) if the Aircraft has been sold, any unpaid Interim Rent or Basic Rent plus the excess of the Stipulated Loss Value thereof over the net sales proceeds.

                 By acceptance of this Certificate, the Holder hereof agrees to be bound by the provisions of the Participation Agreement applicable to Holders.

                 The Owner Trustee or the Owner Participant may cure any default by the Company under the Lease arising from the failure of the Company to make any payment of Interim Rent or Basic Rent under the Lease, provided that such failure of the Company is not the third consecutive such failure, or the fifth or subsequent cumulative such failure. The Owner Trustee or the Owner Participant may (but need not) cure any other default by the Company in the performance of its obligations under the Lease which can be cured by the payment of money, by making such payment on behalf of the Company, subject, however, to certain limitations.

                 The right of the Holder of this Certificate to institute action for any remedy under the Indenture, including the enforcement of payment of any amount due hereon, is subject to certain restrictions specified in the Indenture.

                 The Owner Trustee and the Indenture Trustee will be discharged from their respective obligations in respect of the Certificates (except for certain matters, including obligations to register the transfer or exchange of Certificates, replace stolen, lost or mutilated Certificates, maintain paying agencies and hold money for payment in trust), and the Indenture Trustee may thereupon cause the release of the Indenture Estate from the lien of the Indenture, if (a) the Owner Trustee deposits or causes to be deposited irrevocably with the Indenture Trustee, in trust, money or Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide money in an amount sufficient to pay principal of, Premium, if any, and interest on the Outstanding Certificates on the dates such payments are due in accordance with the terms of such Certificates and (b) certain other conditions are satisfied, including the publication by the United States Internal Revenue Service of a ruling, or a change in or clarification of the applicable Federal income tax law, in either case to the effect that the deposit and related defeasance would not cause the Holders of the Certificates to recognize income, gain or loss for Federal income tax purposes.

                 As provided in the Indenture and subject to certain limitations therein set forth, this Certificate is transferable, and upon surrender of this Certificate for registration of transfer at the principal corporate trust office of the Registrar, or at the office or agency maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Holder or his attorney duly authorized in writing, one or more new Certificates of the same maturity and type and





                TRUST INDENTURE AND SECURITY AGREEMENT [N604SW]
                                     A-1-4
of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

                 The Certificates are issuable only as registered Certificates. The Certificates are issuable in denominations of $1,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, Certificates are exchangeable for a like aggregate principal amount of Certificates of the same maturity and type and of authorized denominations, as requested by the Holder surrendering the same, upon presentation thereof for such purpose at the principal corporate trust office of the Registrar, or at an office or agency maintained for such purpose.

                 No service charge shall be made for any such registration or transfer or exchange, but the Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                 Prior to due presentment for registration of transfer of this Certificate, the Owner Trustee, the Indenture Trustee, the Paying Agent, the Registrar, the Owner Participant and the Company may deem and treat the person in whose name this Certificate is registered as the absolute owner hereof for the purpose of receiving payment of the principal of and interest on this Certificate and for all other purposes whatsoever whether or not this Certificate be overdue, and neither the Owner Trustee, the Indenture Trustee, the Paying Agent, the Registrar, the Owner Participant nor the Company shall be affected by notice to the contrary.

                 AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.





                TRUST INDENTURE AND SECURITY AGREEMENT [N604SW]
                                     A-1-5

                 IN WITNESS WHEREOF, the Owner Trustee has caused this instrument to be duly executed under its corporate seal.


                                        SHAWMUT BANK CONNECTICUT,
                                        NATIONAL ASSOCIATION, not in
                                        its individual capacity but solely as
                                        Owner Trustee



                                        By: ___________________________________
                                                  Corporate Trust Officer


Issue Date:





                TRUST INDENTURE AND SECURITY AGREEMENT [N604SW]
                                     A-1-6

               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                 This is one of the Certificates referred to in the within-mentioned Indenture.


                                        WILMINGTON TRUST COMPANY, not in
                                        its individual capacity, but solely
                                        as Indenture Trustee



                                        By: __________________________________
                                        Title:





                TRUST INDENTURE AND SECURITY AGREEMENT [N604SW]
                                     A-1-7

                                                                  Exhibit A-2 to
                                                              First Amendment to
                                                             Trust Indenture and
                                                              Security Agreement


            Form of Series SWA 1995 Trust N604SW Serial Certificates


$___________________                                          No._______________

                                                     Dated as of August 25, 1995


                    SERIES SWA 1995 TRUST N604SW CERTIFICATE

                           SHAWMUT BANK CONNECTICUT,
                              NATIONAL ASSOCIATION
                         Not in its Individual Capacity
                          but Solely as Owner Trustee
                           Under the Trust Agreement
                           Dated as of August 1, 1995

                   Issued in connection with Aircraft N604SW
                                   Leased to
                             SOUTHWEST AIRLINES CO.

INTEREST RATE                                                      MATURITY DATE

_______________                                          _______________, ______


                 SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION, not in its individual capacity, but solely as owner trustee (the "Owner Trustee") under that certain Trust Agreement dated as of August 1, 1995, between the Owner Trustee in its individual capacity and the institution referred to therein as the "Owner Participant" relating to the Aircraft (herein as such Trust Agreement may be amended or supplemented from time to time called the "Trust Agreement"), for value received, hereby promises to pay to ___________ or registered assigns the principal sum of ___________ Dollars on the Maturity Date specified above and to pay interest thereon at the rate per annum specified above from October 4, 1995 or from the most recent date to which interest has been paid or duly provided for, semiannually, on January 1 and July 1 in each year, commencing January 1, 1996, until the principal hereof is paid or made available for payment. All amounts payable by the Owner Trustee hereunder and under the related Trust Indenture and Security Agreement dated as of August 1, 1995, as supplemented and amended by Trust Agreement and Trust Indenture and Security Agreement Supplement dated August 25, 1995 and First





                TRUST INDENTURE AND SECURITY AGREEMENT [N604SW]
                                     A-2-1

Amendment to Trust Indenture and Security Agreement dated as of October 1, 1995 (as further amended or supplemented from time to time referred to herein as the "Indenture", the defined terms therein not otherwise defined herein being used herein with the same meanings), by and among the Owner Trustee and Wilmington Trust Company, as Indenture Trustee thereunder, shall be made only from the income and proceeds of the Indenture Estate and the other amounts referred to in Section 3.03 of the Indenture. Each Holder hereof, by its acceptance of this Certificate, agrees that (a) it will look solely to the income and proceeds of the Indenture Estate and other amounts referred to in Section 3.03 of the Indenture for payment of such amounts, to the extent available for distribution to the Holder hereof as provided in the Indenture and (b) neither the Owner Trustee, the Owner Participant nor the Indenture Trustee is or shall be personally liable to the Holder hereof for any amount payable hereunder or under the Indenture or, except as provided in the Indenture, for any liability under the Indenture.

                 Any amount of interest or principal payable hereunder which is not paid when due shall, to the maximum extent permitted by law, bear interest from the due date thereof until the date of payment at an interest rate equal to the interest rate specified above plus 2% per annum. Any other amounts payable to the Holder hereof hereunder (including, without limitation, Premium) or under the Indenture which is not paid when due shall bear interest from the due date thereof, until the date of payment at an interest rate equal to the Overdue Rate. All computations of interest hereunder shall be calculated on the basis of a year of twelve 30-day months.

                 The interest so payable, and punctually paid or duly provided for, on the applicable Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Certificate (or one or more predecessor Certificates) is registered at the close of business on the Record Date for payment of such interest, which shall be the fifteenth day (whether or not a Business Day) next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder hereof on such Record Date (or to the Person in whose name this Certificate is registered upon issuance) and may be paid to the Person in whose name this Certificate (or one or more predecessor Certificates) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Indenture Trustee, notice whereof shall be given to Holders of Certificates entitled thereto not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Certificates may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

                 Payment of the principal of, Premium, if any, and interest on this Certificate will be made at the principal corporate trust office of the Indenture Trustee, or the office or agency maintained by the Indenture Trustee for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Indenture Trustee or the Paying Agent by check mailed on or before the due





                TRUST INDENTURE AND SECURITY AGREEMENT [N604SW]
                                     A-2-2
date to the address of the Holder entitled thereto as such address shall appear on the Register.

                 This Certificate shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose unless this Certificate has been executed on behalf of the Owner Trustee by the manual or facsimile signature of an authorized officer of the Owner Trustee, and authenticated by the Indenture Trustee by the manual signature of an authorized officer or signatory of the Indenture Trustee, in each case as specified in Section 2.02 of the Indenture.

                 Reference is made to the Indenture and all supplements and amendments thereto (copies of which are on file with the Indenture Trustee at its principal corporate trust office) for a more complete statement of the terms and provisions thereof, including a statement of the properties thereby conveyed, pledged and assigned, the nature and extent of the security, the respective rights thereunder of the Owner Trustee, the Indenture Trustee and the Holders of the Certificates, the terms upon which the Certificates are, and are to be, executed and delivered, and the terms upon which the Certificates may be redeemed as well as for a statement of the terms and conditions of the trust created by the Indenture, to all of which terms and conditions in the Indenture each Holder hereof agrees by its acceptance of this Certificate.

                 As more fully provided in the Indenture, the Certificates are subject to redemption on not less than 30 nor more than 60 days' notice by mail, under the circumstances set forth in the Indenture, at a Redemption Price equal to the unpaid principal amount thereof, Premium, if any, plus accrued interest thereon to the Redemption Date.

                 If an Indenture Event of Default shall occur and be continuing, the principal of the Certificates may be declared due and payable in the manner and with the effect provided in the Indenture. If, and only if, such an Indenture Event of Default constitutes a Lease Event of Default by the Company under the Lease, the Indenture Trustee may, to the exclusion of the Owner Trustee, exercise one or more of the remedies of the Owner Trustee provided in the Lease. Such remedies include (but are not limited to) the right to repossess and use or operate the Aircraft, to sell or relet the Aircraft free and clear of the Company's rights and retain the proceeds and to require the Company to pay as liquidated damages (i) any unpaid Interim Rent or Basic Rent plus an amount equal to the excess of the Stipulated Loss Value of the Aircraft over the aggregate fair market rental value thereof for the remainder of the term for the Aircraft, (ii) any unpaid Interim Rent or Basic Rent plus the excess of the Stipulated Loss Value of the Aircraft over the fair market sales value thereof or (iii) if the Aircraft has been sold, any unpaid Interim Rent or Basic Rent plus the excess of the Stipulated Loss Value thereof over the net sales proceeds.

                 The Owner Trustee or the Owner Participant may cure any default by the Company under the Lease arising from the failure of the Company to make any payment of Interim Rent or Basic Rent under the Lease, provided that such failure of the Company is not the third consecutive such failure, or the fifth or subsequent cumulative such failure.





                TRUST INDENTURE AND SECURITY AGREEMENT [N604SW]
                                     A-2-3

The Owner Trustee or the Owner Participant may (but need not) cure any other default by the Company in the performance of its obligations under the Lease which can be cured by the payment of money, by making such payment on behalf of the Company, subject, however, to certain limitations.

                 The right of the Holder of this Certificate to institute action for any remedy under the Indenture, including the enforcement of payment of any amount due hereon, is subject to certain restrictions specified in the Indenture.

                 By acceptance of this Certificate, the Holder hereof agrees to be bound by the provisions of the Participation Agreement applicable to Holders.

                 The Owner Trustee and the Indenture Trustee will be discharged from their respective obligations in respect of the Certificates (except for certain matters, including obligations to register the transfer or exchange of Certificates, replace stolen, lost or mutilated Certificates, maintain paying agencies and hold money for payment in trust), and the Indenture Trustee may thereupon cause the release of the Indenture Estate from the lien of the Indenture, if (a) the Owner Trustee deposits or causes to be deposited irrevocably with the Indenture Trustee, in trust, money or Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide money in an amount sufficient to pay principal of, Premium, if any, and interest on the Outstanding Certificates on the dates such payments are due in accordance with the terms of such Certificates and (b) certain other conditions are satisfied, including the publication by the United States Internal Revenue Service of a ruling, or a change in or clarification of the applicable Federal income tax law, in either case to the effect that the deposit and related defeasance would not cause the Holders of the Certificates to recognize income, gain or loss for Federal income tax purposes.

                 As provided in the Indenture and subject to certain limitations therein set forth, this Certificate is transferable, and upon surrender of this Certificate for registration of transfer at the principal corporate trust office of the Registrar, or at the office or agency maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Holder or his attorney duly authorized in writing, one or more new Certificates of the same maturity and type and of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

                 The Certificates are issuable only as registered Certificates. The Certificates are issuable in denominations of $1,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, Certificates are exchangeable for a like aggregate principal amount of Certificates of the same maturity and type and of authorized denominations, as requested by the Holder surrendering the same, upon presentation thereof for such purpose at the principal corporate trust office of the Registrar, or at an office or agency maintained for such purpose.





                TRUST INDENTURE AND SECURITY AGREEMENT [N604SW]
                                     A-2-4

                 No service charge shall be made for any such registration of transfer or exchange, but the Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                 Prior to due presentment for registration of transfer of this Certificate, the Owner Trustee, the Indenture Trustee, the Paying Agent, the Registrar, the Owner Participant and the Company may deem and treat the Person in whose name this Certificate is registered as the absolute owner hereof for the purpose of receiving payment of the principal of and interest on this Certificate and for all other purposes whatsoever whether or not this Certificate be overdue, and neither the Owner Trustee, the Indenture Trustee, the Paying Agent, the Registrar, the Owner Participant nor the Company shall be affected by notice to the contrary.

                 AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.





                TRUST INDENTURE AND SECURITY AGREEMENT [N604SW]
                                     A-2-5

                 IN WITNESS WHEREOF, the Owner Trustee has caused this instrument to be duly executed under its corporate seal.

                                        SHAWMUT BANK CONNECTICUT, NATIONAL
                                        ASSOCIATION, not in its individual
                                        capacity but solely as Owner Trustee



                                        By: ___________________________________
                                                  Corporate Trust Officer


Issue Date:





                TRUST INDENTURE AND SECURITY AGREEMENT [N604SW]
                                     A-2-6

               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                 This is one of the Certificates referred to in the within-mentioned Indenture.


                                        WILMINGTON TRUST COMPANY, not in
                                        its individual capacity, but solely
                                        as Indenture Trustee




                                        By: ___________________________________
                                        Title:





                TRUST INDENTURE AND SECURITY AGREEMENT [N604SW]
                                     A-2-7

                                                                    Exhibit B to
                                                              First Amendment to
                                                             Trust Indenture and
                                                              Security Agreement



                     Maturity Dates, Principal Amounts,
      Interest Rates, Etc. of Series SWA 1995 Trust N604SW Certificates


                                                                                  Premium
                                                               Interest         Termination           Type of
     Series         Maturity Date            Principal           Rate              Date             Certificate
     ------         -------------            ---------           ----              ----             -----------
    1995-A3          July 1, 2013            $14,678,997.00     7.22%         October 4, 2007       Installment
    1995-A4        January 1, 2018           $ 9,697,581.00     7.64%         January 4, 2016       Installment





                TRUST INDENTURE AND SECURITY AGREEMENT [N604SW]

                                                                  Exhibit B-1 to
                                                              First Amendment to
                                                             Trust Indenture and
                                                              Security Agreement


  INSTALLMENT PAYMENT DATES AND INSTALLMENT PAYMENT PERCENTAGES AND AMOUNTS





                TRUST INDENTURE AND SECURITY AGREEMENT [N604SW]
                                     B-1-1

                                                                  Exhibit B-2 to
                                                              First Amendment to
                                                             Trust Indenture and
                                                              Security Agreement

             ISSUANCE OF SERIES SWA 1995 TRUST N604SW CERTIFICATES


                 The Series SWA 1995 Trust N604SW Certificates issued hereunder shall be issued to and shall be payable to the Pass Through Trustee under each Pass Through Trust Agreement with respect to the grantor trust created thereby, in each case as set forth below:




                                 1995-A3 Trust:

                       7.22% Certificate due July 1, 2013


                                 1995-A4 Trust:

                     7.64% Certificate due January 1, 2018





                TRUST INDENTURE AND SECURITY AGREEMENT [N604SW]
                                     B-2-1